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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-86578

                                                                 April  1, 1999



                      DAVIS INTERNATIONAL TOTAL RETURN FUND
                                   a series of
                        DAVIS INTERNATIONAL SERIES, INC.
                            Supplement to Prospectus
                             Dated February 1, 1999


         The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Who is Responsible For Your Davis Account."

         Beginning on April 1, 1999 Davis International Total Return Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers who share ideas and responsibility for managing the Fund's investments.